                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 25, 2001

                       CHASE MORTGAGE FINANCE CORPORATION
      ---------------------------------------------------------------------
                           (Exact name of registrant)

Delaware                              333-56081                           52-1495132
------------------------------        -------------------------------     --------------------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)


            343 Thornall Street, Edison, NJ                        08837
            -----------------------------------------------      ------------
            (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:            (732) 205-0600

Item 5.  Other Events:


         On or about May 25, 2001, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2001-S1 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  ----------        ---------------

                  20.1 Monthly Reports with respect to the May 25, 2001 distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 8, 2001

                                           THE CHASE MANHATTAN BANK,
                                           As Paying Agent, on behalf of Chase
                                           Mortgage  Finance Corp.


                                           By:  /s/ Andrew M. Cooper
                                           -----------------------------------
                                           Name:  Andrew M. Cooper
                                           Title: Trust Officer

                                           INDEX TO EXHIBITS
                                           ----------------------------

Exhibit No.                                Description
---------------                            -----------------
20.1                                       Monthly Reports with respect to the
                                           distribution to certificateholders on
                                           May 25, 2001.

                                                                          Page 1
Chase Mortgage Finance Trust 2001-S1
                                            Statement to Certificateholders
                                           May 25 2001

        DISTRIBUTION IN DOLLARS
                  ORIGINAL                 PRIOR
                   FACE                   PRINCIPAL                                                       REALIZED    DEFERRED
   CLASS          VALUE                   BALANCE          PRINCIPAL        INTEREST          TOTAL         LOSES     INTEREST
A1             25,000,000.00         23,960,954.69         555,838.47      144,764.10       700,602.57        0.00         0.00
A2            164,913,265.00        156,886,185.69       4,271,083.84      947,854.04     5,218,937.88        0.00         0.00
A3              6,387,000.00          6,503,465.19               0.00            0.00             0.00        0.00    39,291.77
A4             19,033,350.00         19,033,350.00               0.00      114,993.16       114,993.16        0.00         0.00
AR                    100.00                  0.00               0.00            0.00             0.00        0.00         0.00
AP                127,349.00            126,698.04             108.05            0.00           108.05        0.00         0.00
M               3,600,393.00          3,593,165.17           2,481.40       21,708.71        24,190.11        0.00         0.00
B1              2,587,783.00          2,582,587.99           1,783.51       15,603.14        17,386.65        0.00         0.00
B2              1,125,123.00          1,122,864.30             775.44        6,783.97         7,559.41        0.00         0.00
B3                900,098.00            898,291.04             620.35        5,427.18         6,047.53        0.00         0.00
B4                562,561.00            561,431.66             387.72        3,391.98         3,779.70        0.00         0.00
B5                787,589.43            786,008.33             542.81        4,748.80         5,291.61        0.00         0.00
TOTALS        225,024,611.43        216,055,002.10       4,833,621.59    1,265,275.08     6,098,896.67        0.00    39,291.77

AX            221,446,170.00        212,499,483.42               0.00      123,705.93       123,705.93        0.00         0.00

        DISTRIBUTION IN DOLLARS
                  CURRENT
                 PRINCIPAL
   CLASS          BALANCE
A1             23,405,116.22
A2            152,615,101.85
A3              6,542,756.96
A4             19,033,350.00
AR                      0.00
AP                126,589.99
M               3,590,683.77
B1              2,580,804.48
B2              1,122,088.86
B3                897,670.69
B4                561,043.94
B5                785,465.52
TOTALS        211,260,672.28

AX            207,708,118.55


    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                                 PASS-THROUGH RATES
                         PRIOR                                                           CURRENT                         CURRENT
                         PRINCIPAL                                                      PRINCIPAL       CLASS          PASS THRU
 CLASS      CUSIP        FACTOR            PRINCIPAL      INTEREST      TOTAL            FACTOR                             RATE
A1         16162TWW2      958.43818760    22.23353880     5.79056400   28.02410280     936.20464880      A1              7.250000%
A2         16162TWX0      951.32544790    25.89897083     5.74759126   31.64656209     925.42647706      A2              7.250000%
A3         16162TWY8    1,018.23472522     0.00000000     0.00000000    0.00000000   1,024.38656020      A3              7.250000%
A4         16162TWZ5    1,000.00000000     0.00000000     6.04166686    6.04166686   1,000.00000000      A4              7.250000%
AR         16162TXB7        0.00000000     0.00000000     0.00000000    0.00000000       0.00000000      AR              7.250000%

                                 (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 2
Chase Mortgage Finance Trust 2001-S1
                                            Statement to Certificateholders
                                           May 25 2001

    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                                 PASS-THROUGH RATES
                         PRIOR                                                           CURRENT                         CURRENT
                         PRINCIPAL                                                      PRINCIPAL       CLASS          PASS THRU
 CLASS      CUSIP        FACTOR            PRINCIPAL      INTEREST      TOTAL            FACTOR                             RATE
AP         16162TXA9      994.88837761     0.84845582     0.00000000    0.84845582     994.03992179      AP              0.000000%
M          16162TXC5      997.99248860     0.68920254     6.02953900    6.71874154     997.30328606      M               7.250000%
B1         16162TXD3      997.99248623     0.68920385     6.02953957    6.71874342     997.30328238      B1              7.250000%
B2         16162TXE1      997.99248615     0.68920465     6.02953633    6.71874097     997.30328151      B2              7.250000%
B3         16162TXG6      997.99248526     0.68920273     6.02954345    6.71874618     997.30328253      B3              7.250000%
B4         16162TXH4      997.99250215     0.68920526     6.02953280    6.71873806     997.30329689      B4              7.250000%
B5         16162TXJ0      997.99248195     0.68920427     6.02953750    6.71874177     997.30327767      B5              7.250000%
TOTALS                    960.13942976    21.48041301     5.62282975   27.10324276     938.83362774

AX         16162TXF8      959.59881998     0.00000000     0.55862754    0.55862754     937.96211761      AX              0.698576%


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Andrew  Cooper
The Chase Manhattan Bank - Structured Finance Services
450 W. 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-7113
Email: andrew.cooper@chase.com
                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 3
Chase Mortgage Finance Trust 2001-S1
                                           May 25 2001

Sec. 6.02(a)(iii)        Aggregate Amount of Principal Prepayments                                                  4,645,105.39
                         Aggregate Amount of Repurchase Proceeds                                                            0.00

Sec. 6.02(a)(iv)         Aggregate Servicer Advances                                                                  101,541.25

Sec. 6.02(a)(v)          Number of Outstanding Mortgage Loans                                                                523
                         Ending Principal Balance of Outstanding Mortgage Loans                                   211,260,672.50

Sec. 6.02(a)(vi)         Aggregate Amount of Servicing Fees                                                            56,516.38

Sec. 6.02(a)(vii)        Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                                        Group 1
                                                                              Principal
                                       Category           Number                Balance          Percentage
                                       1 Month                9             3,577,416.10             1.69 %
                                       2 Month                3             1,454,223.47             0.69 %
                                       3 Month                0                     0.00             0.00 %
                                        Total                12             5,031,639.57             2.38 %

                         Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                        Group 1
                                                            Principal
                                       Number               Balance          Percentage
                                        0                    0.00                  0.00%

Sec. 6.02(a)(viii)       Aggregate Number of REO Loans                                                                         0
                         Aggregate Balance of REO Loans                                                                     0.00
                         Please note: Beginning April, 2001 mortgage loan delinquencies, foreclosures and REO are being reported as of the end of the related Principal Prepayment Period rather than as of the related Determination Date.

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 4
Chase Mortgage Finance Trust 2001-S1
                                           May 25 2001


Sec. 6.02(a)(ix)         Aggregate Recovered Advances for Current Period                                               18,027.89

Sec. 6.02(a)(x)          Credit Support Information Based Upon Beginning Balances
                         Class A Percentage                                                                            95.58244%
                         Class M Percentage                                                                             1.66308%
                         Class B Percentage                                                                             2.75448%
                         Class A Principal Balance                                                                206,510,653.61
                         Class M Principal Balance                                                                  3,593,165.17
                         Class B Principal Balance                                                                  5,951,183.32
                         NON-PO Class A Percentage                                                                     95.57985%
                         NON-PO Class A Prepayment Percentage                                                         100.00000%
                         M Credit Support                                                                                  2.76%
                         B1 Credit Support                                                                                 1.56%
                         B2 Credit Support                                                                                 1.04%
                         B3 Credit Support                                                                                 0.62%
                         B4 Credit Support                                                                                 0.36%



                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 5
Chase Mortgage Finance Trust 2001-S1
                                           May 25 2001

Sec. 6.02(a)(x)          Credit Support Information Based Upon Ending Balances
                         Class A Percentage                                                                            95.48531%
                         Class M Percentage                                                                             1.69965%
                         Class B Percentage                                                                             2.81504%
                         Class A Principal Balance                                                                201,722,915.01
                         Class M Principal Balance                                                                  3,590,683.77
                         Class B Principal Balance                                                                  5,947,073.49
                         NON-PO Class A Percentage                                                                     95.48261%
                         NON-PO Class A Prepayment Percentage                                                         100.00000%
                         M Credit Support                                                                                  2.82%
                         B1 Credit Support                                                                                 1.59%
                         B2 Credit Support                                                                                 1.06%
                         B3 Credit Support                                                                                 0.64%
                         B4 Credit Support                                                                                 0.37%

Sec. 6.02(a)(xi)         Current Realized Losses                                                                            0.00
                         Cumulative Realized Losses                                                                         0.00

Sec. 6.02(a)(xiv)        Compensating Interest Shortfall                                                                    0.00



                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION